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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 2003
                                  -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                                       95-3409686
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation of organization)                      Identification No.)


         400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS 77060
              (Address of Principal Executive Offices) (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Number            Description
         ----------        --------------
             99.1          Notice to Directors and Executive Officers
                           dated August 13, 2003

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

On August 13, 2003, Cal Dive International, Inc. (the "Company") received notice from the Cal Dive International, Inc. Employees Retirement Savings Plan Investment Committee regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on August 13, 2003 and is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the General Counsel of the Company at (281) 618-0400.



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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: August 13, 2003


                                     CAL DIVE INTERNATIONAL, INC.


                                     By:     /S/  A. Wade Pursell
                                            --------------------------------
                                            A. Wade Pursell
                                            Senior Vice President and
                                            Chief Financial Officer


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                               INDEX TO EXHIBITS

         Exhibit No.       Description

             99.1 Notice to Directors and Executive Officers dated August 13, 2003.